UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2020

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA		19112-1495
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2020, Mr. Joel S. Lawson III, 72, a member of the Board of Directors (the “Board”) of Urban Outfitters, Inc. (the “Company”) since 1985, notified the Company of his intention to retire from the Board, effective June 2, 2020, the date of the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Board thanks Mr. Lawson for his service as an excellent and effective Director and wishes him well in his future endeavors.

Subsequent to Mr. Lawson’s resignation, the Board determined to set the number of directors of the Company at nine, effective as of the date of the Annual Meeting.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2020, the Board amended and restated the Company’s Amended and Restated By-laws (the “By-laws”). The amendments to the By-laws, which became effective immediately, amend Section 1.01 of the By-Laws to permit meetings of shareholders to be held solely by means of the Internet or other electronic communications technology in a fashion that satisfies the requirements of the Pennsylvania Business Corporation Law for a meeting conducted in that fashion, as may be determined from time to time by the Board. The Board adopted this amendment to permit the Company to hold the Annual Meeting virtually due to health concerns associated with the COVID-19 global pandemic.

The foregoing summary of changes to the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws of the Company, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-laws of Urban Outfitters, Inc. (as of March 27, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	URBAN OUTFITTERS, INC.

	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer